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                                EXHIBIT 23.2

                       CONSENT OF PRICE WATERHOUSE LLP


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                                 EXHIBIT 23.2

                       CONSENT OF PRICE WATERHOUSE LLP




We hereby consent to the incorporation by reference in the Reoffer Prospectus constituting part of this Registration Statement on Form S-8 of our report dated February 19, 1997 included in North County Bancorp's Form 10-KSB for the year ended December 31, 1996. We also consent to the references to us under the Heading "Experts" in such Reoffer Prospectus.


/s/ Price Waterhouse LLP
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    Price Waterhouse LLP
    July 31, 1997